                                                                    EXHIBIT 10.3

                                                                  EXECUTION COPY



                  THIRD AMENDMENT, dated as of November 19, 2002 ("Amendment"), to the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of October 15, 1999 (as amended and waived prior to the date hereof, the "Credit Agreement"), among J.L. FRENCH AUTOMOTIVE CASTINGS, INC., a Delaware corporation (the "US Borrower"), AUTOMOTIVE COMPONENTS INVESTMENTS LIMITED, a private limited company incorporated under the laws of England and Wales ("English Bidco"), JL FRENCH UK LIMITED (f/k/a MORRIS ASHBY LIMITED), a private limited company incorporated under the laws of England and Wales (in its capacity as the borrower of Pounds Sterling under the Credit Agreement, the "English Borrower" and in its capacity as the borrower of euro under the Credit Agreement, the "Euro Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), BANK OF AMERICA N.A., as syndication agent for the Lenders (in such capacity, the "Syndication Agent"), J.P. MORGAN EUROPE LIMITED, as administrative agent for the English Lenders (in such capacity, the "English Agent") and as administrative agent for the Euro Lenders (in such capacity, the "Euro Agent"), and JPMORGAN CHASE BANK, formerly known as THE CHASE MANHATTAN BANK, a New York banking corporation ("JPMorgan Chase Bank"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent").



                              W I T N E S S E T H :


                  WHEREAS, pursuant to the Credit Agreement, the Lenders have extended term loans and made available revolving credit commitments to the Borrowers on the terms set forth in the Credit Agreement;

                  WHEREAS, the Borrowers have requested that the Lenders amend certain provisions to the Credit Agreement; and

                  WHEREAS, the parties hereto wish to amend the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

                  1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. AMENDMENTS.

                  2.1 (a) Subsection 1.1 of the Credit Agreement is hereby amended by (i) deleting in their entirety the definitions of "Applicable Margin", "Asset Sale", "Asset Sale Prepayment Percentage", "ECF Prepayment Percentage", "Minimum Availability", "Scheduled

Revolving Credit Commitment Termination Date", "US Term Loans" and "US Term Loan Lenders" and (ii) adding the following new defined terms in their proper alphabetical order:

                  "Applicable Margin": for each Type of Loan and for purposes of subsection 2.3, the rate per annum set forth under the relevant column heading below:

                                 Base Rate Loans

                                      Types                                                  Applicable Margin
                                      -----                                                  -----------------
          US Tranche A Term Loans                                                                  3.00%
          US Tranche B Term Loans                                                                  3.50%
          English Term Loans and US Sterling Term Loans                                            3.00%
          Revolving Credit Loans                                                                   3.00%
            (including Swing Line Loans)


                           Eurocurrency Loans and B/As

                                      Type                                                   Applicable Margin
                                      ----                                                   -----------------
          US Tranche A Term Loans                                                                  4.00%
          US Tranche B Term Loans                                                                  4.50%
          English Term Loans and US Sterling Term Loans                                            4.00%
          Revolving Credit Loans                                                                   4.00%
           (including Letters of Credit and
           Accommodations)
                                 Commitment Fee                                              Applicable Margin
                                 --------------                                              -----------------
                                                                                                   0.75%


                  "Asset Sale": any sale, transfer or other disposition (including any sale and leaseback of assets) by the US Borrower or any of its Subsidiaries of any property of the US Borrower or any such Subsidiary (including property subject to any Lien under any Loan Document), other than as permitted pursuant to (w) subsection 8.6(b), (x) subsection 8.6(d) to the extent Net Cash Proceeds from such sale or transfer does not exceed the Equivalent Amount of $3,250,000 in any fiscal year and (y) subsections 8.6(e) through (j) (other than with respect to the licenses or sublicenses of intellectual property as described in 8.6(f)).

                  "Asset Sale Prepayment Percentage": 100%.

                  "ECF Prepayment Percentage": 75%.

                  "Scheduled Revolving Credit Commitment Termination Date": June 30, 2006 or, if such date is not a Business Day, the Business Day next preceding such date.

                  "US Term Loans": the collective reference to the US Tranche A Term Loans, the US Tranche B Term Loans, the US Tranche C Term Loans and the US Sterling Term Loans.

                  "US Term Loan Lenders": the collective reference to the US Tranche A Term Loan Lenders, the US Tranche B Term Loan Lenders, the US Tranche C Term Loan Lenders and the US Sterling Term Loan Lenders; provided that, for purposes of subsection 12.1(b)(x), the US Tranche B Term Loan Lenders and the US Tranche C Term Loan Lenders shall vote as one tranche with respect to matters which directly affect the US Tranche B Term Loan Lenders and the US Tranche C Term Loan Lenders in the same manner.

                  (b) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following clause (c) at the end of the definition of "Change of Control":

                  "or (c) a change of control (however denominated) shall occur for purposes of the 2002 Term Facility."

                  (c) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following sentence at the end of the definition of "Excess Cash Flow":

                  "Notwithstanding the foregoing, Excess Cash Flow for any fiscal year shall be reduced by an amount equal to the amount that Consolidated EBITDA is increased in accordance with clause (A)(ix) of the definition of `Consolidated EBITDA'."

                  (d) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following clause (d) at the end of the definition of "Interest Payment Date":

                   "and (d) as to any US Tranche C Term Loan, the last day of each of March, June, September and December."

                  (e) Additional Definitions. The following definitions shall be added to subsection 1.1 of the Credit Agreement in proper alphabetical order:

                  "Third Amendment": the Third Amendment dated as of November __, 2002 to this Agreement.

                  "Third Amendment Effective Date": as defined in the Third Amendment.

                  "2002 Term Facility": a term loan facility resulting in at least $100,000,000 of gross cash proceeds to the US Borrower arranged by Credit Suisse First Boston substantially in accordance with the terms and subject to the conditions set forth in the term sheet provided to the Administrative Agent and the Lenders prior to the Third Amendment Effective Date and attached as Annex A to the Third Amendment and on terms and conditions (including as to documentation and intercreditor matters) satisfactory to the Administrative Agent.

                  "2002 Term Facility Intercreditor Agreement": as defined in subsection 8.3(p).

                  "US Tranche C Term Loans": as to the US Borrower, any term loans made to such Borrower by the US Tranche C Term Loan Lenders pursuant to subsection 2.5(e) of this Agreement, in an aggregate principal amount of at least $85,000,000.

                  "US Tranche C Term Loan Closing Date": the date on which the US Tranche C Term Loan Lenders provide the US Tranche C Term Loans, as determined by the US Borrower and the Administrative Agent, which in any event shall be no later than November 22, 2002.

                  "US Tranche C Term Loan Lenders": as to the US Borrower, any Lenders holding outstanding US Tranche C Term Loans.

                  "US Tranche C Term Loan Maturity Date": October 22, 2006.

                  (f) Administrative Schedule Definitions. The definition of "Eurocurrency Base Rate" under the heading "US Borrower: Dollars" in Section III of the Administrative Schedule is hereby amended by adding the following to the end of such definition

                   "; provided that with respect to each day during each Interest Period pertaining to a US Tranche B Term Loan that is a Eurocurrency Loan, the Eurocurrency Base Rate shall be at least 2.5% per annum."

                  2.2 Commitment Fee; Administrative Agent Fees. Subsection 2.3 is hereby amended by adding the following new paragraph (c) at the end of such subsection:

                  "(c) The US Borrower agrees to pay to the Administrative Agent for the account of each US Tranche C Term Lender (i) an anniversary fee equal to 1% of the outstanding US Tranche C Term Loans of such Lender on each annual anniversary of the US Tranche C Term Loan Closing Date (which fee shall be payable on the first anniversary of the US Tranche C Term Loan Closing Date and thereafter payable quarterly in arrears until the US Tranche C Term Loan Maturity Date) and (ii) an exit fee equal to 5% of (A) any prepayment of the US Tranche C Term Loans of such Lender and/or (B) the balance of the US Tranche C Term Loans of such Lender outstanding at the US Tranche C Term Loan Maturity Date (which fee shall be payable on the date of each such prepayment and the US Tranche C Term Loan Maturity Date, in the applicable amount as set forth above)."

                  2.3 US Tranche B Term Loans and US Tranche C Term Loans. (a) Subsection 2.5 of the Credit Agreement is hereby amended by adding the following at the end of subsection 2.5(b)(ii):

                  "Notwithstanding anything to the contrary herein, all payments (whether scheduled or by optional prepayment, mandatory prepayment, upon acceleration or otherwise) of US Tranche B Term Loans made during any calendar year set forth below shall be made at the redemption prices set forth opposite such calendar year below:

                  Calandar Year                                Redemption Price
                  -------------                                ----------------
                   2003                                        101%
                   2004                                        102%
                   2005 and thereafter                         103%"

                  (b) Subsection 2.5 of the Credit Agreement is hereby further amended by adding a new paragraph (e) as follows:

                  "(e) US Tranche C Term Loans. (i) The US Tranche C Term Lenders agree to make the US Tranche C Term Loans to the US Borrower in an aggregate amount of no less than $85,000,000 on the US Tranche C Term Loan Closing Date.

                  (ii) The US Tranche C Term Loans shall be due and payable in a single installment on the US Tranche C Term Loan Maturity Date."

                  2.4 Procedure for Term Loan Borrowing. Subsection 2.6 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

                  "Notwithstanding anything to the contrary herein, the US Borrower shall give the Administrative Agent irrevocable notice by 12:00 noon New York City time one Business Day prior to the applicable Borrowing Date requesting that the US Tranche C Term Loan Lenders make the US Tranche C Term Loans specifying the requested Borrowing Date. Upon receipt of any such notice from the US Borrower, the Administrative Agent shall promptly notify each US Tranche C Term Loan Lender thereof. Each US Tranche C Term Loan Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the US Borrower at the office of the Administrative Agent specified in subsection 12.2 prior to 11:00 am, New York City time, on the Borrowing Date requested by the US Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the US Borrower by the Administrative Agent crediting the account of the US Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the US Tranche C Term Loan Lenders and in like funds as received by the Administrative Agent."

                  2.5 Repayment of Loans. Subsection 2.7 of the Credit Agreement is hereby amended by adding the following clause (a)(vii) after clause (a)(vi) thereof:

                  "and (vii) each US Tranche C Term Loan Lender, the then unpaid principal amount of each US Tranche C Term Loan of such Lender, on the US Tranche C Term Loan Maturity Date."

                  2.6 Mandatory Prepayments.

                  (a) Subsection 2.9 of the Credit Agreement is hereby amended by inserting the following new subsections (k) and (l) at the end of such subsection 2.9:

                  "(k) Upon the incurrence of the Indebtedness by the US Borrower under subsection 8.2(s) and the borrowing of the US Tranche C Term Loans in accordance with

Section 2.6 hereof (and notwithstanding paragraph (d) above), the US Borrower shall use the Net Cash Proceeds thereof (which Net Cash Proceeds shall be at least $172,000,000) to, (i) first prepay the Revolving Credit Loans then outstanding (but not permanently reduce the Revolving Credit Commitments corresponding to such Revolving Credit Loans) on a pro rata basis in an aggregate amount up to $30,000,000, (ii) then, prepay the US Tranche A Term Loans, the US Sterling Term Loans and the English Term Loans in full, and (iii) then, prepay the US Tranche B Term Loans with any remaining Net Cash Proceeds thereof. Any amounts of the US Tranche B Term Loans required to be prepaid pursuant to this subsection 2.9(k) shall be applied to reduce installments of such US Tranche B Term Loans in direct order of maturity.

                  (l) If on any date after the US Borrower has made the prepayments required by Section 2.9(k), the excess of the aggregate cash and Cash Equivalents of the US Borrower and its Subsidiaries (based on an average for the five days preceding such date) as determined in accordance with GAAP which are held free of Liens (other than Liens in favor of the Lenders) over the aggregate amount of any checks written and delivered for payment by the US Borrower and its Subsidiaries which have not yet cleared, exceeds $15,000,000, the US Borrower shall prepay the US Revolving Credit Loans (but not permanently reduce the Revolving Credit Commitments corresponding to such Revolving Credit Loans) in an amount equal to such excess on such date."

                  (b) Subsection 2.9(c) of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

                  "Notwithstanding anything to the contrary herein, the amount of Excess Cash Flow required to be paid for such fiscal year (before the application of the ECF Prepayment Percentage) shall be reduced by the amount of any redemption premium required to be paid with respect to such prepayment pursuant to Section 2.5(b)(ii)."

                  (c) Subsection 2.9(e) of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

                  "Notwithstanding anything to the contrary herein, this subsection 2.9(e) shall not apply to any prepayments made in accordance with subsection 2.9(k)."

                  (d) Subsection 2.9(i) of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

                  "Notwithstanding anything to the contrary herein, this subsection 2.9(i) shall not apply to any prepayments made in accordance with subsection 2.9(k)."

                  2.7 Minimum Liquidity. Subsection 2.13 is hereby amended by deleting such subsection in its entirety.

                  2.8 Interest Rates and Payment Dates. Subsection 4.1 of the Credit Agreement is hereby amended by (i) adding the following new sentence at the end of subsection 4.1(b):

                  "Each US Tranche C Term Loan shall bear interest at a rate per annum equal to the greater of (i) the Base Rate plus 6% and (ii) 11%."; and

                  (ii) adding the following new sentence at the end of subsection 4.1(c):

                  "Notwithstanding anything to the contrary herein, upon the occurrence and during the continuance of any Event of Default specified in subsection 9(a), the US Tranche C Term Loans and any overdue amount hereunder shall bear interest at a rate per annum which is equal to the greater of (i) the Base Rate plus 9% and (ii) 14%."

                  2.9 Pledge of After Acquired Property. Subsection 7.9 of the Credit Agreement is hereby amended by deleting "$5,000,000" which appears in the fourth line of such subsection and in clause (iii) of the proviso of such subsection and substituting "$250,000" in lieu thereof.

                  2.10 Additional Subsidiaries. Subsection 7.10 of the Credit Agreement is hereby amended by deleting the word "Material" in each place in which it appears in such subsection.

                  2.11 Use of Proceeds. Subsection 7.12 of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

                  "Use the US Tranche C Term Loans to prepay the US Tranche A Term Loans, the US Sterling Term Loans, the English Term Loans and the US Tranche B Term Loans on the US Tranche C Term Loan Closing Date to the extent required by Section 2.9(k) and to pay fees and expenses related to the US Tranche C Term Loans and the Third Amendment."

                  2.12 Closing of 2002 Term Facility and US Tranche C Term Loans. Section 7 of the Credit Agreement is hereby amended by adding the following subsection 7.14:

                  "Tranche C Term Loans. Ensure that the closing of the 2002 Term Facility and the US Tranche C Term Loans occurs no later than November 22, 2002 with Net Cash Proceeds to the US Borrower of at least $172,000,000."

                  2.13 Interest Coverage Ratio. Subsection 8.1(a) of the Credit Agreement is hereby amended by deleting the columns captioned "Period" and "Ratio" and substituting therefor the following:

                                 Period                                               Ratio
                                 ------                                               -----
                  October 1, 2002 through December 31, 2003                        1.60 to 1.00
                  January 1, 2004 through December 31, 2004                        1.65 to 1.00
                  January 1, 2005 through June 30, 2005                            1.70 to 1.00
                  July 1, 2005 through September 30, 2005                          1.80 to 1.00
                  October 1, 2005 and thereafter                                   1.85 to 1.00

                  2.14 Leverage Ratio. Subsection 8.1(b) of the Credit Agreement is hereby amended by deleting the columns captioned "Fiscal Quarter" and "Ratio" and substituting therefor the following:

                                 Fiscal Quarter                                       Ratio
                                 --------------                                       -----
                  October 1, 2002 through June 30, 2003                            6.00 to 1.00
                  July 1, 2003 through December 31, 2003                           6.25 to 1.00
                  January 1, 2004 through September 30, 2004                       6.00 to 1.00
                  October 1, 2004 through December 31, 2004                        5.75 to 1.00
                  January 1, 2005 through September 30, 2005                       5.50 to 1.00
                  October 1, 2005 and thereafter                                   5.25 to 1.00

                  2.15 Senior Debt Ratio. Subsection 8.1(c) of the Credit Agreement is hereby amended by deleting the columns captioned "Fiscal Quarter" and "Ratio" and substituting therefor the following:

                                 Fiscal Quarter                                        Ratio
                                 --------------                                        -----
                 October 1, 2002 through December 31, 2004                         2.85 to 1.00
                 January 1, 2005 and thereafter                                    2.60 to 1.00


                  2.16 Minimum Daily Liquidity. Subsection 8.1(d) is hereby deleted in its entirety.

                  2.17 Limitation on Indebtedness. Subsection 8.2 of the Credit Agreement is hereby further amended by (i) deleting the "and" at the end of subsection (q) thereof; (ii) deleting the period at the end of subsection (r) thereof, substituting a semi-colon therefor, and inserting "and" at the end thereof; and (iii) adding the following new subsection (s) at the end thereof:

                           "(s) Indebtedness of the US Borrower incurred under
the 2002 Term Facility; provided that the financial institutions providing such Indebtedness shall enter into the 2002 Term Facility Intercreditor Agreement."

                  2.18 Limitation on Liens. Subsection 8.3 of the Credit Agreement is hereby amended by (i) deleting subsection (n) thereof in its entirety and substituting therefor the phrase "Intentionally Deleted."; (ii) deleting the period at the end of subsection (o) thereof, substituting a semi-colon therefor, and inserting "and" at the end thereof; and (iii) adding the following new subsection (p) at the end thereof:

                           "(p) Liens on property of the Credit Parties
organized in the United States (to the extent such property constitutes Collateral (as defined in the Guarantee and Collateral Agreement) securing Indebtedness permitted by subsection 8.2(s), which Liens shall be granted substantially in accordance with the terms and subject to the conditions set forth in the term sheet provided to the Administrative Agent and the Lenders prior to the Third Amendment

Effective Date and attached as Annex A to the Third Amendment; provided that the financial institutions providing such Indebtedness shall enter into an intercreditor agreement (the "2002 Term Facility Intercreditor Agreement") with the Collateral Agent, on behalf of the Lenders, in form and substance satisfactory to the Collateral Agent and the Syndication Agent."

                  2.19 Limitation on Guarantee Obligations. Subsection 8.4 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subsection (k) thereof; (ii) deleting the period at the end of subsection (l) thereof, substituting a semi-colon therefor, and inserting "and" at the end thereof; and (iii) adding the following new subsection (m) at the end thereof:

                           "(m) guarantees of the 2002 Term Facility by the
Domestic Subsidiaries of the US Borrower that provide guarantees pursuant to the Guarantee and Collateral Agreement; provided that the financial institutions parties to the 2002 Term Facility shall enter into the 2002 Term Facility Intercreditor Agreement."

                  2.20 Limitation on Restricted Payments. Subsection 8.7(a)(ii) of the Credit Agreement is hereby amended by deleting the number "$13,000,000" that appears therein and inserting the number "$4,500,000" in lieu thereof.

                  2.21 Restrictions Affecting Subsidiaries. Subsection 8.14 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of clause (a)(ii) thereof and substituting a comma therefor, and (ii) adding the following new clause (a)(iv) at the end of clause (a)(iii) thereof:

                           "and (iv) the 2002 Term Facility"

                  2.22 2002 Term Facility. Section 8 of the Credit Agreement is hereby amended by adding the following new subsection 8.18:

                  "8.18 2002 Term Facility. (a) Make any optional or voluntary payment, prepayment, purchase, redemption or defeasance on or in respect of the Indebtedness or other obligations under the 2002 Term Facility or (b) amend, supplement or otherwise modify any of the provisions of the 2002 Term Facility or any document entered into in connection therewith except for amendments, supplements or waivers not adverse to the Lenders as set forth in the 2002 Term Facility Intercreditor Agreement."

                  2.23 Events of Default. (a) Subsection 9(c) of the Credit Agreement is hereby amended by adding "or subsection 7.14" at the end of clause
(i) therein.

                  (b) Subsection 9(l) of the Credit Agreement is hereby amended by adding the following immediately before the semi-colon at the end thereof:

                  "or the intercreditor provisions of the 2002 Term Loan Facility or the 2002 Term Loan Intercreditor Agreement shall cease, for any reason, to be in full force and effect or enforceable in accordance with their terms or the holders of the Indebtedness under the 2002

Term Loan Facility shall assert that such provisions cease to be in full force and effect or enforceable in accordance with their terms;"

                  (c) Section 9 of the Credit Agreement is hereby amended by adding "or" at the end of subsection 9(l) and adding the following subsection 9(m):

                  "(m) The US Borrower or any of its Subsidiaries shall make any payment, prepayment, purchase, redemption or defeasance on or in respect of Indebtedness or other obligations under the 2002 Term Facility except (i) mandatory payments of interest, fees and expenses required by the terms of the agreement governing such Indebtedness and (ii) payments made to pay, purchase and/or redeem Indebtedness under the 2002 Term Facility upon the occurrence of a Change of Control thereunder as long as such payment, purchase or redemption is not required to be made prior to the date which is 30 days after the occurrence of such Change of Control, in each case to the extent permitted under the intercreditor provisions of the 2002 Term Facility Intercreditor Agreement;

                  2.24 Successors and Assigns; Participations and Assignments. Subsection 12.6(c) of the Credit Agreement is hereby amended by deleting the number "$2,500,000" that appears twice in clause (x) thereof and inserting the number "$1,000,000" in each case in lieu thereof.

SECTION 3. MISCELLANEOUS.

                  3.1 Conditions to Effectiveness. (a) This Amendment (other than those amendments specified in Section 3.1(b) and 3.1(c) below) shall become effective on the date (the "Third Amendment Effective Date") on which the following conditions are satisfied (or waived):

                  (i) the Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the US Borrower, English Bidco, the English Borrower, the Euro Borrower, the Subsidiaries parties hereto, the Required Lenders and any other requisite Lenders under the Credit Agreement;

                  (ii) the Administrative Agent and the Lenders shall have received all fees required to be paid and expenses required to be paid as of the Third Amendment Effective Date, including unpaid invoiced legal fees of counsel to the Administrative Agent and the Lenders;

                  (iii) the Administrative Agent shall have received an executed amendment to the Guarantee and Collateral Agreement whereby (A) the Grantors party thereto agree to grant a security interest in (1) each of such Grantor's Deposit Accounts (as defined in the Uniform Commercial Code of any applicable jurisdiction) to the Collateral Agent, together with a schedule identifying the location and account number of each such Deposit Account and (2) any of such Grantor's assets which would, as of the Third Amendment Effective Date, constitute Collateral under subsection 7.9 and (B) additional Subsidiaries of the Borrowers become party to such Guarantee and Collateral Agreement as required by subsection 7.10 of the Credit Agreement, as amended by this Amendment;

                  (iv) the Administrative Agent shall have received the executed legal opinion of Kirkland & Ellis, counsel to the US Borrower dated the date hereof in form and substance satisfactory to the Administrative Agent and updated schedules to the Guarantee and Collateral Agreement; and

                  (v) the Administrative Agent shall have received a certificate of the chief financial officer of the US Borrower setting forth in reasonable detail calculations supporting the ability of the US Borrower under the Senior Subordinated Note Indenture to incur Indebtedness under the Credit Agreement after giving effect to this Amendment (including the amendments described in Section 3.1(b) below) and assuming that $85,000,000 of the US Tranche C Term Loans are borrowed.

                  (b) The amendments herein which permit the US Tranche C Term Loans and the 2002 Term Facility and the amendments in Sections 2.13 through
2.15 herein shall become effective on the date on which the following conditions are satisfied (which date shall be no later than November 22, 2002):

                  (i) each of the conditions set forth in the term sheet for the US Tranche C Term Loans previously delivered to the Administrative Agent shall have been met in all material respects, the Tranche C Term Loan Lenders shall have executed a counterpart to this Amendment, delivered any necessary administrative questionnaires to the Administrative Agent and become parties to the Credit Agreement and the US Borrower shall have received gross cash proceeds of at least $85,000,000 therefrom and shall have applied the Net Cash Proceeds thereof in accordance with the terms of this Amendment; and

                  (ii) the 2002 Term Facility shall have closed and the US Borrower shall have received gross cash proceeds of at least $100,000,000 therefrom and shall have applied the Net Cash Proceeds thereof in accordance with the terms of this Amendment.

                  (c) The amendment in Section 2.1 with respect to the definition of "Scheduled Revolving Credit Commitment Termination Date" shall become effective on the date on which the Administrative Agent shall have received this Amendment executed and delivered by a duly authorized officer of each of the Revolving Credit Lenders.

                  3.2 Representation and Warranties. After giving effect to the waivers and amendments contained herein, on the Third Amendment Effective Date, each of the US Borrower, English Bidco, the English Borrower and the Euro Borrower hereby confirms that the representations and warranties set forth in
Section 5 of the Credit Agreement are true and correct in all material respects; provided that each reference in such Section 5 to "this Agreement" shall be deemed to include this Amendment and the Credit Agreement, as amended and waived by this Amendment.

                  3.3 Continuing Effect; No Other Waivers or Amendments. (a) This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Loan Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect in accordance with their terms.

                  (b) The Lenders hereby authorize the Administrative Agent to execute and deliver on their behalf an intercreditor agreement satisfactory to the Administrative Agent as the intercreditor agreement referred to in the term sheet attached as Annex A hereto on behalf of each of the Lenders.

                  3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Third Amendment Effective Date after giving effect to this Amendment.

                  3.5 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  3.6 Payment of Fees and Expenses. (a) The US Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. The US Borrower agrees to the retention of FTI Policano & Manzo and agrees to pay or reimburse the Administrative Agent for the reasonable fees, charges and disbursements, including any retainer fee, of FTI Policano & Manzo, subject to the Administrative Agent's approval of such fees.

                  (b) The US Borrower agrees to pay an amendment fee payable to every US Tranche B Term Loan Lender and Revolving Credit Lender who approves this Amendment prior to the Third Amendment Effective Date in an aggregate amount equal to 0.25% of the sum of the Commitments and Term Loans of such Lender (after giving effect to the prepayments contemplated by Section 2.9(k) of the Credit Agreement). Such amendment fees shall be payable on the closing of the 2002 Term Facility and shall be calculated on the Commitments and the Term Loans of such Lenders after giving effect to any of the prepayments made on such date.

                  3.7 Additional Agreement with respect to US Tranche C Term Loan Lenders. Each US Tranche C Term Loan Lender will have the rights and obligations of a Lender under the Credit Agreement and the other Loan Documents (including, without limitation, pursuant to subsection 12.6 of Credit Agreement).

                  3.8 Consent. The Lenders hereby acknowledge that certain provisions of this Amendment require that the Borrowers cause (i) certain additional Subsidiaries to execute the Guarantee and Collateral Agreement and grant to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in certain additional Collateral and (ii) the existing Grantors to grant to the Administrative Agent, for the ratable benefit of the Lenders, a security interest in certain additional Collateral. The Lenders hereby agree that the Borrowers and such Subsidiaries shall have 30 days from the Third Amendment Effective Date to take all actions necessary to create valid perfected security interests in such additional Collateral. The Borrowers and such Subsidiaries shall use commercially reasonable efforts to duly execute and deliver a control agreement with respect to each Deposit Account for which a control agreement is required under the Guarantee and Collateral Agreement of such Borrower or Subsidiary and in any event, shall duly execute and deliver such control agreements no later than the date that is 30 days after the Third Amendment Effective Date.

                  3.9 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  3.10 Agreement. The parties hereto agree not to consent to a waiver that would have the effect of waiving an existing Default or Event of Default in order to permit a borrowing of Revolving Credit Loans or issuing of a Letter of Credit unless the Revolving Credit Lenders the Revolving Credit Commitment Percentages of which aggregate at least a majority of the Revolving Credit Commitments consent to such waiver.

                  3.11 Acknowledgment of Third Amendment. Each of the undersigned Subsidiaries of the US Borrower hereby acknowledges and agrees to the Third Amendment, and further acknowledges and agrees that the Obligations under the Credit Agreement, as amended by the Third Amendment, and the other Loan Documents shall include the US Tranche C Term Loans and that such Obligations under the Loan Documents remain in full force and effect as of the date hereof. Each Credit Party hereby agrees that all security interests and Liens securing the Obligations remain in full force and effect as security for the Obligations, as they may be increased and modified in connection with the Third Amendment. Each Credit Party hereby (a) confirms and agrees that its guarantee under the Loan Documents is, and shall continue to be, in full force and effect, is hereby confirmed and ratified in all respects and extends to include the Obligations, as they may be modified and increased in connection with the Third Amendment; (b) confirms and acknowledges that it is and remains validly and justly indebted to the Administrative Agent and the Lenders for the payment of all of the obligations which it has guaranteed (including the Obligations as they may be modified and increased in connection with the Third Amendment), without offset, defense, cause of action or counterclaim of any kind or nature whatsoever; and (c) reaffirms and admits the validity and enforceability of the Credit Agreement, as amended by the Third Amendment, and the Loan Documents to which it is a party and Liens in the Collateral which were granted by it pursuant to any of the Loan Documents or otherwise.

           [The remainder of this page is intentionally left blank.]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                      BORROWERS

                                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.,
                                      as US Borrower

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      AUTOMOTIVE COMPONENTS INVESTMENTS
                                      LIMITED, as English Bidco

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      JL FRENCH UK LIMITED, as English Borrower and Euro Borrower

                                      By:  ________________________________
                                           Name:
                                           Title:


                                      AGENTS

                                      JPMORGAN CHASE BANK, as Administrative
                                      Agent and Collateral Agent and as a Lender

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      J.P. MORGAN EUROPE LIMITED, as English
                                      Agent and Euro Agent

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      BANK OF AMERICA N.A., as Syndication Agent and as a Lender

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      ADDITIONAL CREDIT PARTIES

                                      J.L. FRENCH CORPORATION, as a Subsidiary
                                      Guarantor and a Grantor

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      FRENCH HOLDINGS, INC., as a Subsidiary
                                      Guarantor and a Grantor

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      ALLOTECH INTERNATIONAL, INC., as a
                                      Subsidiary Guarantor and a Grantor

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      NELSON METAL PRODUCTS CORPORATION,
                                      as a Subsidiary Guarantor and a Grantor

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      NELSON METAL FINANCING CORPORATION,
                                      as a Subsidiary Guarantor and a Grantor

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      SHORE LINE INDUSTRIES, INC.,
                                      as a Subsidiary Guarantor and a Grantor

                                      By:  ________________________________
                                           Name:
                                           Title:

                                      J.L. FRENCH AUTOMOTIVE CASTINGS, INC.
                                      THIRD AMENDMENT DATED AS OF
                                      NOVEMBER ____, 2002


                                      ____________________________________
                                                    [LENDER]


                                      By:  ________________________________
                                           Name:
                                           Title: